Exhibit 10.2

THIRD AMENDMENT TO THE EXCHANGE AGREEMENT dated as of August 5, 2014 (this “Amendment”), between RCS Capital Corporation, a Delaware corporation, and RCAP Holdings, LLC, a Delaware limited liability company (each of whom may be referred to herein as a “Party” and together as the “Parties”).

WHEREAS, the Parties previously entered into that certain Exchange Agreement dated as of June 10, 2013, as amended on February 11, 2014 and May 8, 2014 (the “Exchange Agreement”);

WHEREAS, pursuant to Section 3.13 of the Exchange Agreement, the Exchange Agreement may be amended by a written instrument signed by the Parties; and

WHEREAS, the Parties desire to amend the Exchange Agreement and address certain matters, as set forth herein;

NOW, THEREFORE, the Parties agree as follows:

1. Definitions. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Exchange Agreement.

2. Amendment to Exchange Agreement. The Parties hereby agree that, notwithstanding any provisions of the Exchange Agreement to the contrary, RCAP shall not be required to deliver any Class B Shares to the Corporation for cancellation, and no Class B Shares shall be cancelled by the Corporation, at the Closing of an Exchange. The Exchange Agreement is hereby amended to the extent necessary to implement the provisions of this Section 2.

3. Effect on the Exchange Agreement. Except as specifically amended by this Amendment, the Exchange Agreement shall remain in full force and effect and the Exchange Agreement, as amended by this Amendment, is hereby ratified and affirmed in all respects. On and after the date hereof, each reference in the Exchange Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Exchange Agreement as amended by this Amendment.

4. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

5. Counterparts. This Agreement may be executed (including by facsimile transmission with counterpart pages) in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both Parties need not sign the same counterpart.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first above written.

RCS CAPITAL CORPORATION

By: /s/William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer

RCAP HOLDINGS, LLC

By: /s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Manager

[Signature Page to Third Amendment to the Exchange Agreement]